_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 22, 2006

                     MortgageIT Mortgage Loan Trust 2006-1

(Issuing Entity)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Depositor as Specified in its Charter)

                           MortgageIT, Inc.

(Exact Name of Sponsor as Specified in its Charter)

Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127352	06-1199884
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-127352) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:                /s/ Shakti Radhakishun

       Name:         Shakti Radhakishun

       Title:           Senior Vice President

Dated:  February 22, 2006

EXHIBIT INDEX

Exhibit No.

Description

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

February 22, 2006

Greenwich Capital Acceptance, Inc.

600 Steamboat Road

Greenwich, Connecticut  06830

Re:

Greenwich Capital Acceptance, Inc.,
Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel to Greenwich Capital Acceptance, Inc., a Delaware corporation (the “Company”), in connection with the offering of approximately $739,648,200  aggregate principal amount of the Company’s MortgageIT Mortgage Loan Trust 2006-1, Mortgage Loan Pass-Through Certificates, Series 2006-1 (the “Certificates”) pursuant to a prospectus dated September 26, 2005 (the “Base Prospectus”), as supplemented by a prospectus supplement dated February 17, 2006 (the “Final Prospectus Supplement”, and together with the Base Prospectus, the “Prospectus”).  A registration statement of the Company on Form S-3 relating to the Certificates (Commission File No. 333-127352) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on September 1, 2006.  As set forth in the Prospectus, the Certificates will be issued under and pursuant to the conditions of a pooling agreement dated as of  February 1, 2006 (the “Pooling Agreement”), by and among the Company, as depositor, MortgageIT, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and custodian.

We have examined a form of the Pooling Agreement, forms of the Certificates, the Prospectus, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  With your express consent and approval, we have made all assumptions in connection with this opinion without further investigation or inquiry, unless and to the extent otherwise specified.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

When the Pooling Agreement has been duly and validly authorized by all necessary action on the part of the Company and has been duly executed and delivered by the Company, the Seller, the Master Servicer, the Securities Administrator and the Trustee and any other party thereto, the Pooling Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations;

(ii)

When the issuance and sale of the Certificates have been duly authorized by all requisite corporate action on the part of the Company, and when the Certificates have been duly and validly executed and authenticated in accordance with the terms of the Pooling Agreement and delivered against payment therefor pursuant to the Underwriting Agreement dated as of February 17, 2006 by and among the Company, Greenwich Capital Markets, Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC, the Certificates will be duly and validly issued and outstanding, and entitled to the benefits of the Pooling Agreement;

(iii)

Under existing law, each REMIC created under the Pooling Agreement will qualify as a REMIC within the meaning of the Code; each class of Certificates (other than the Class A-R Certificates and exclusive of any rights or obligations with respect to Basis Risk Shortfalls) will represent beneficial ownership of regular interests issued by a REMIC for federal income tax purposes; and the Class A-R Certificate will represent beneficial ownership of the residual interest in each REMIC; and

(iv)

The statements contained under the caption “Material Federal Income Tax Consequences” in the Base Prospectus and the Final Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

The foregoing opinions deal only with the specific legal issues that each opinion explicitly addresses. Accordingly, the express opinions set forth above concerning a particular legal issue do not address any other matters.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.  The opinions set forth in this opinion express our professional judgment as to how the highest court of the applicable jurisdiction would appropriately resolve the issues in question.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Material Federal Income Tax Consequences” in the Base Prospectus and Final Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Final Prospectus Supplement.

Very truly yours,

                                                                        /s/ McKee Nelson LLP

McKee Nelson LLP